UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  November 21, 2003

STEWART & STEVENSON SERVICES, INC.

(Exact name of registrant as specified in its charter)

Texas

0-8493

74-1051605

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2707 North Loop West Houston, Texas	77008
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (713) 868-7700

Item 7.             Exhibits.

Exhibit 99.1                                    Company Press Release dated November 21, 2003 titled “Stewart & Stevenson Services Announces Fiscal 2003 Third Quarter Earnings Release and Conference Call Schedule”.

Item 9.             Regulation FD Disclosure.

On November 21, 2003, Stewart & Stevenson Services, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

STEWART & STEVENSON SERVICES, INC.

Date: November 21, 2003	By:	/s/ John B. Simmons
	Name:	John B. Simmons
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1                           Company Press Release dated November 21, 2003, titled “Stewart & Stevenson Services Announces Fiscal 2003 Third Quarter Earnings Release and Conference Call Schedule”.